UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 06, 2006

SHEARSON FINANCIAL NETWORK, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-32745	88-0471353
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6330 South Sandhill Rd., Las Vegas, NV	89120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 868-7900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

This Form 8-K/A amends the Current Report on Form 8-K of Shearson Financial Network, Inc. (the "Company") for June 12, 2006, regarding the Company's purchase of certain assets and defined liabilities of eHome Credit Corp. On June 6, 2006, we agreed to acquire certain assets and defined liabilities of eHome CreditCorp. (“EHC”), a New York corporation (“EHC”), from its shareholders (“shareholders”), pursuant to the Agreement, the Company issued 7,500 shares of Series A-1 Preferred Stock valued at approximately $3,000,000 and was to issue a notes payable in the amount of $1.7 million, for a total consideration of $4.7 million.

On November 20, 2006, the Company amended its Asset Purchase Agreement with eHome Credit Corp., adjusting the asset and liabilities purchased, as well as the consideration. The consideration was amended as follows; for consideration of $3,000,000 in Company’s Preferred Stock; the Company shall purchase from EHC, a total of $3,568,761 in assets and assume $3,082,885 in liabilities, or net assets and liabilities of $485,876, as filed on Form 10QSBA for the period ended June 30, 2006 on May 29, 2007.

The sole purpose of this amendment is to provide the audited historical financial statements of the business acquired or assets purchased as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the original filing.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

A.	Financial Statements of Business Acquired

(i) The audited balance sheet of eHome CreditCorp as of December 31, 2005 and the related consolidated statements of operations, stockholders' equity and cash flows, are attached hereto as Exhibit 99.1.

(ii) The audited balance sheet of eHome CreditCorp Inc as of December 31, 2004 and the related consolidated statements of operations, stockholders' equity and cash flows, are attached hereto as Exhibit 99.2.

(iii) The unaudited balance sheets of eHome CreditCorp as of June 30, 2006 and June 30, 2005 and the related statements of operations and cash flows for the six months ended June 30, 2006 and June 30, 2005 are attached hereto as Exhibit 99.3.

B.	Pro Forma Financial Information

(i) Shearson Financial Network, Inc. consolidated unaudited pro forma combined financial information as of June 30, 2006 and December 31, 2005, are attached hereto as Exhibit 99.4.

C.	Exhibits

Listed below are all exhibits to this Current Report of Form 8-K/A.

Exhibit Number	Description

99.1	eHome CreditCorp, Audited Financial Statements for December 31, 2005.

99.2	eHome CreditCorp, Audited Financial Statements for December 31, 2004.

99.3	eHome CreditCorp, Unaudited Financial Statements for six months ended June 30, 2006 and June 30, 2005.

99.4	Shearson Financial Network, Inc. and Subsidiaries Unaudited Pro Forma Combined Financial Information for the year ended December 31, 2005 and the six months ended June 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHEARSON FINANCIAL NETWORK, INC.

Date: June 6, 2007	By: /s/ Michael A. Barron
Michael A. Barron
Chief Executive Officer